                                                                   Exhibit 10.11

                           THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE (the "Third Amendment dated as of July 2, 1997, is made by and between, successor trustee to Chicago Title and Trust Company. not individually but as Trustee under a Trust Agreement dated February 1, 1977 and known as Trust No. 1069185 ("Lessor") and AGI Incorporated, an Illinois corporation ("Lessee").

                                   RECITALS:

     A. Lessor and Lessee are parties to a certain Lease (the "Original Lease"), dated May 29, 1985, demising the real estate commonly known as 1950 Ruby Street, Melrose Park, Illinois, including the industrial building located thereon.

     B. The Lease was amended by an Agreement to Lease (the "Amendment to Lease") dated October 1, 1987, between Lessor and Lessee, which, among other things, extended the term of the Lease through September 30, 1992 and provided for options to renew the Lease for four (4) consecutive periods of five (5) years each.

     C. The Lease was further amended by a Second Amendment to Lease (the Second Amendment") dated April 30, 1992, between Lessor and Lessee, which, among other things, extended the term of the Amended Lease through September 30, 1997 and provided for options to renew the Amended Lease for three (3) consecutive periods of five (5) years each. (The Original Lease, the Amendment to Lease and Second Amendment are collectively hereinafter referred to as the "Amended Lease".)

     D. Pursuant to Section 2 of the Second Amendment, Lessee exercised the option to renew the term of the Amended Lease through September 30, 2002.

     E. Lessor and Lessee desire to further amend and clarify the Amended Lease, all as provided herein.

     F. All capitalized terms not defined herein shall have the meanings ascribed to them in the Amended Lease.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee' further amend the Amended Lease as follows:

     1.   Extension of Term. The term of the Amended Lease is extended for a
          -----------------
five (5) year period, commencing October 1, 1997 and ending on September 30, 2002 (the "Extension Period").

     2.   Rent.
          ----

          (a) Notwithstanding anything to the contrary contained in the Amended Lease, the annual Net Rent (as defined in the Amended Lease) for the Extension Period will be as follows:

          ---------------------------------------------------------------------
                                Total Annual
               Lease Year         Net Rent       Monthly Rent
               ----------         --------       ------------
          ---------------------------------------------------------------------
          October 1, 1997-      $470,563.68      $39,213.64
          September 30, 2002
          ---------------------------------------------------------------------

          (b) Lessor and Lessee acknowledge and agree that the Net Rent for the Extension Period has been calculated in accordance with the provisions of
Section 3 of the Second Amendment.

     3.   Continuing Effect.  As amended hereby, the Amended Lease remains
          -----------------
unmodified and in full force and effect.

      IT IS EXPRESSLY UNDERSTOOD AND AGREED that this Third Amendment to Lease is executed by the undersigned Trustee, not personally, but solely as Trustee under the terms of that certain Trust Agreement dated February 1, 1977, and known as Trust No. 1069185. The covenants, undertakings, representations and agreements herein made are made and intended not as personal covenants, undertakings, representations and agreements of the Trustee or its beneficiaries, individually, or for the purpose of binding them personally, but this instrument is executed arid delivered by Chicago Title and Trust Company, as Trustee, solely in the exercise of its powers conferred upon it as such Trustee under said Agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against Chicago Title and Trust Company, as Trustee or its beneficiaries, on account thereof; or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, and all such personal liability, if ally, is hereby expressly waived arid released by the parties hereto, and by all persons claiming by or through or under said parties.

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the day and year first written above.


                                LESSOR:

                                THE CHICAGO TRUST COMPANY, successor trustee to CHICAGO TITLE AND TRUST COMPANY, not individually, but as Trustee under Trust Agreement dated February 1, 1977, and known as Trust No. 1069185


                                By: /s/ Carolyn Pampenella
                                    -------------------------------------
                                Name: Carolyn Pampenella
                                      -----------------------------------
                                Its: Asst. Vice President
                                     ------------------------------------


                                LESSEE:

                                AGI INCORPORATED, an Illinois corporation

                                By: /s/ David C. Underwood
                                    -------------------------------------
                                Name: David C. Underwood
                                      -----------------------------------
                                Its: V.P. Finance
                                     ------------------------------------

                          [LETTER HEAD APPEARS HERE]

                              September 24, 1997


Mr. Donald W. Kosterka
2765 Bella Vista Drive
Montecito, California 93108

David Underwood
Vice President-Finance
AGI Incorporated
1950 N. Ruby Street
Melrose Park, IL 60160


Dear Don and David:

     I am forwarding to each of you a copy of the Second Amendment to Memorandum of Lease, dated July 9, 1997, between the Chicago Trust Company, Successor trustee to Chicago Title & Trust Company, as Trustee under Trust Agreement dated February 1, 1977 and known as Trust No. 1069185, as Lessor, and AGI Incorporated, as Lessee. It was recorded July 17, 1997 as document 97-514840.

     The Second Amendment makes reference to the Third Amendment to Lease, which extends the term of the Lease to September 30, 2002.

                                        Very truly yours,

                                        /s/ Herbert J. Linn

                                        Herbert J. Linn

HJL/mb
Enclosures

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )


     I, ___________________________________________, a Notary Public in and for
said County, in the State aforesaid, DO HEREBY CERTIFY THAT CAROLYN PAMPENELLA, of CHICAGO TITLE AND TRUST COMPANY, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, as such Asst. Vice President, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his own free and voluntary act and as the act of said company for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 8th day of July, 1997.

[SEAL APPEARS HERE]                               [SIGNATURE ILLEGIBLE]
                                                  -----------------------------
                                                       Notary Public

My Commission Expires:

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )


     I, Cynthia H. McCarthy, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT David C. Underwood, of AGI INCORPORATED, an Illinois corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, as such _______________________, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his own free and voluntary act and as the act of said company for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 2nd day of July, 1997.

[SEAL APPEARS HERE]                               /s/ Cynthia H McCarthy
                                                  -----------------------------
                                                        Notary Public

My Commission Expires:

                    SECOND AMENDMENT TO MEMORANDUM OF LEASE
                    ---------------------------------------

     This Second Amendment to Memorandum of Lease made as of this of 9th July, 1997, by and between THE CHICAGO TRUST COMPANY successor trustee to Chicago Title and Trust Company, not individually, but as Trustee under Trust Agreement dated February 1, 1977 and known as Trust Number 1069185, as Lessor and AGI Incorporated, an Illinois corporation, as Lessee.

                              W I T N E S S E T H
                              - - - - - - - - - -

     The parties hereto previously entered into a Memorandum of Lease, (the "Lease") dated May 29, 1985, recorded with the Recorder of Cook County, Illinois as Document No. 85-041318, which referred to a Lease, dated May 29, 1985 between Lessor and Lessee, of certain real estate situated in the County of Cook, State of Illinois and more particularly described on Exhibit A, attached hereto and made a part hereof ("Demised Premises").

     Additionally, the parties hereto previously entered into an Amendment to Memorandum of Lease, (the "First Amendment") dated May 27, 1992, recorded with the Recorder of Cook County, Illinois as document number 92-381246 which referred to certain Amendment to Lease dated October 1, 1987 between Lessor and Lessee and that certain Second Amendment to Lease dated April 30, 1992 between Lessor and Lessee for the Demised Premises.

      By virtue of that certain Third Amendment to Lease dated July 2, 1997 between Lessor and Lessee, the term of the Lease has been extended to September 10, 2002.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Memorandum of Lease as of the day and year first written above.


                                 LESSOR:
                                 THE CHICAGO TRUST COMPANY, successor trustee to
            [SEAL]               CHICAGO TITLE AND TRUST COMPANY,
                                 not personally, but as Trustee under Trust
                                 Agreement dated the 1st day of February, 1977 and known as Trust Number 1069185

                                 By: /s/ Carolyn Pampenella
                                     -----------------------------------------
                                    Its: Asst. Vice President
                                         -------------------------------------

ATTEST:

By: /s/ Sheila Davenport
    ---------------------------
    Its  Asst. Secretary
         ----------------------

                                 LESSEE:

                                 AGI INCORPORATED

                                 By___________________________________________
                                    Its_______________________________________

ATTEST:

By:____________________________
  Its__________________________

Tax ID Numbers:                              Address of property:

     12-33-400-081                                1950 N. Ruby Street
     12-33-400-082                                Melrose Park, IL 60160


Prepared by and when recorded mailed to:

     Herbert J. Linn, Esq.
     Pedersen & Houpt
     161 North Clark Street
     Suite 3100
     Chicago, Illinois 60601

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Memorandum of Lease as of the day and year first written above.


                                 LESSOR:

                                 CHICAGO TITLE AND TRUST COMPANY,
                                 not personally, but as Trustee under Trust
                                 Agreement dated the 1st day of February, 1977 and known as Trust Number 1069185

                                 By___________________________________________
                                   Its________________________________________

ATTEST:

By:____________________________
   Its_________________________

                                 LESSEE:

                                 AGI INCORPORATED

                                 By /s/ David C. Underwood
                                    ------------------------------------------
                                    Its Vice President-Finance
                                        --------------------------------------
ATTEST:

By:  [SIGNATURE ILLEGIBLE]
   ----------------------------
  Its Controller
      -------------------------

Tax ID Numbers:                              Address of property:

     12-33-400-081                                1950 N. Ruby Street
     12-33-400-082                                Melrose Park, IL 60160


Prepared by and when recorded mailed to:

     Herbert J. Linn, Esq.
     Pedersen & Houpt
     161 North Clark Street
     Suite 3100
     Chicago, Illinois 60601

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )


     I, Martha Lopez, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT Carolyn Pampenella , personally known to me to be Asst. Vice President, of CHICAGO TITLE AND TRUST COMPANY, a corporation of the State of Illinois, and Sheila Davenport, personally known to me to be Asst. Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 8th day of July, 1997.

          [SEAL]                                       /s/ Martha Lopez
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )


     I, Cynthia H McCarthy, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT David C. Underwood personally known to me to be V. P Finance of AGI Incorporated, a corporation of the State of Illinois, and hers, personally known to me to be the ____________________, Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledge that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this 9th day of July, 1997.

          [SEAL]                                     /s/ Cynthia H McCarthy
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:

                            EXCULPATORY CLAUSE FOR
                     THE CHICAGO TRUST COMPANY, AS TRUSTEE

It is expressly understood and agreed by and between the parties hereto, anything to the contrary notwithstanding, that each and all of the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee while in form purporting to be the warranties, indemnities, representations, covenants, undertakings and agreements of said Trustee are nevertheless each and every one of them, made and intended not as personal warranties, indemnities, representations, covenants, undertakings and agreements by the Trustee or for the purpose or with the intention of binding said Trustee personally but are made and intended for the purpose of binding only that portion of the trust property specifically described herein, and this instrument is executed and delivered by said Trustee not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against The Chicago Trust Company, on account of this instrument or on account of any warranty, indemnity, representation, covenant or agreement of the said Trustee in this instrument contained, either expressed or implied, all such personal liability, if any, being expressly waived and released.

                                   EXHIBIT A


PARCEL 1-A:
THAT PART OF THE EAST 356.50 FEET OF THE WEST 1235.10 FEET OF THE SOUTH EAST FRACTIONAL 1/4, NORTH OF THE INDIAN BOUNDARY LINE OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING BETWEEN TWO LINES DRAWN AT RIGHT ANGLES THROUGH POINTS WHICH ARE RESPECTIVELY 738 FEET NORTH oF THE NORTH LINE OF NORTH AVENUE AS DEDICATED AND 1551.64 FEET SOUTH OF THE NORTH LINE OF THE AFORESAID QUARTER SECTION OF SAID SECTION 33, EXCEPTING THEREFROM A PARCEL OF LAND DESCRIBED BY BEGINNING AT THE SOUTH WEST CORNER OF THE ABOVE DESCRIBED TRACT OF LAND; THENCE NORTH ALONG THE WEST LINE THEREOF, 200 FEET; THENCE SOUTHEASTERLY 170.95 FEET TO A POINT 30 FEET NORTH OF THE SOUTH LINE AND 18 FEET EAST OF THE WEST LINE OF THE ABOVE DESCRIBED TRACT OF LAND: THENCE SOUTH 30 FEET; THENCE WEST 18 FEET TO THE PLACE OF BEGINNING; IN COOK COUNTY, ILLINOIS

PARCEL 1-B:
A PARCEL OF LAND IN THE AFORESAID SOUTH EAST FRACTIONAL 1/4 OF SAID SECTION 33, DESCRIBED BY BEGINNING AT THE NORTH WEST CORNER OF THE ABOVE DESCRIBED TRACT OF LAND; THENCE NORTH 155 FEET ALONG THE WEST LINE OF THE ABOVE DESCRIBED TRACT OF LAND EXTENDED NORTH; THENCE SOUTHEASTERLY 121.34 FEET To A POINT 18 FEET EAST OF THE EXTENDED WEST LINE AND 35 FEET NORTH OF THE NORTH LINE OF THE ABOVE DESCRIBED TRACT OF LAND; THENCE SOUTH 35 FEET; THENCE WEST 18 FEET TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 2-A:
THAT PART OF THE EAST 381 FEET OF THE WEST 1235.10 FEET OF THE SOUTH EAST FRACTIONAL 1/4 NORTH OF THE INDIAN BOUNDARY LINE, OF SECTION 33, TOWNSHIP 10 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF A LINE DRAWN THROUGH A POINT ON THE EAST LINE OF THE AFORESAID WEST 1235.10 FEET WHICH IS 618 FEET NORTH OF THE NORTH LINE OF NORTH AVENUE AS DEDICATED; EXCEPTING THEREFROM A STRIP OF LAND 60 FEET WIDE NORTHWESTERLY OF AND ADJOINING THE INDIAN BOUNDARY LINE AND ALSO EXCEPTING THE WEST 11 FEET OF THE NORTH 213.02 FEET OF THE TRACT DESCRIBED; ALSO EXCEPTING: THAT PART OF THE EAST 7 FEET OF THE WEST
861.1 FEET OF THE SOUTH EAST FRACTIONAL 1/4, NORTH OF THE INDIAN BOUNDARY LINE OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF NORTH AVENUE AS DEDICATED WITH THE EAST LINE OF THE WEST 854.1 FEET OF SAID 1/4 SECTION; THENCE NORTH ALONG SAID LINE 402.49 FEET; THENCE EAST AT RIGHT ANGLES 7 FEET; THENCE SOUTH ALONG THE EAST LINE OF THE WEST 861.1 FEET AFORESAID; 402.54 FEET TO THE NORTH LINE OF NORTH AVENUE; THENCE WEST ALONG THE NORTH LINE OF NORTH AVENUE 7 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCEL 2-B:
A TRIANGULAR PARCEL OF LAND, IMMEDIATELY NORTH OF AND ADJOINING THE ABOVE DESCRIBED TRACT OF LAND DESCRIBED BY BEGINNING AT A POINT ON THE NORTH LINE OF SAID TRACT WHICH IS 29.54 FEET EAST OF THE NORTH WEST CORNER THEREOF AS FIRST DESCRIBED; THENCE WEST 5.04 FEET; THENCE NORTH ON THE EAST LINE OF WEST 878.60 FEET OF THE SOUTH EAST FRACTIONAL 1/4 OF SAID SECTION 33, A DISTANCE OF 100 FEET; THENCE SOUTHERLY 100.07 FEET TO THE PLACE OF BEGINNING; IN COOK COUNTY, ILLINOIS.

PARCEL 3:
THAT PART OF THE EAST 356.5O FEET OF THE WEST 1235.10 FEET OF THE SOUTH EAST FRACTIONAL 1/4 NORTH OF THE INDIAN BOUNDARY LINE; OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED BY BEGINNING AT A POINT ON THE EAST LINE OF DESCRIBED TRACT WHICH IS 618 FEET NORTH OF THE NORTH LINE OF NORTH AVENUE AS DEDICATED; THENCE WEST AT RIGHT ANGLES TO SAID EAST LINE, 351.46 FEET; THENCE NORTHWESTERLY 100.07 FEET TO A POINT ON THE EAST LINE OF WEST 878.60 FEET OF AFORESAID QUARTER SECTION WHICH IS 100 FEET NORTH OF FIRST ABOVE DESCRIBED LINE EXTENDED WEST; THENCE NORTH ALONG DESCRIBED LINE 220 FEET; THENCE SOUTHEASTERLY ON A LINE FORMING AN ANGLE OF 6 DEGREES 02 MINUTES 40 SECONDS MEASURED FROM SOUTH TO SOUTH EAST WITH THE EAST LINE OF AFORESAID WEST
878.60 FEET A DISTANCE OF 170.95 FEET TO A POINT ON THE EAST LINE OF WEST 896.60 FEET OF SAID QUARTER SECTION; THENCE SOUTH ALONG SAID LINE 30 FEET; THENCE EAST ALONG A LINE 120 FEET NORTH OF AND PARALLEL WITH THE FIRST ABOVE DESCRIBED LINE
338.50 FEET TO THE EAST LINE OF WEST 1235.10 FEET OF THE SOUTH EAST FRACTIONAL 1/4 OF SECTION 33, AFORESAID; THENCE SOUTH ALONG SAID LINE 120 FEET TO PLACE OF BEGINNING, ALL IN THE VILLAGE OF MELROSE PARK, IN COOK COUNTY, ILLINOIS.

PARCEL 4:
EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF PARCEL 2-A AS CREATED BY GRANT FROM CLEARING INDUSTRIAL DISTRICT INCORPORATED, TO MEL PARK REALTY COMPANY, DATED MAY 28, 1950 AND RECORDED JULY 3, 1950 AS DOCUMENT 17251273, FOR INGRESS AND EGRESS, OVER THE FOLLOWING DESCRIBED LAND: THE NORTH 156 FEET OF THAT PART OF THE EAST 11.00 FEET OF THE WEST 861.1 FEET OF THE SOUTH EAST FRACTIONAL 1/4, NORTH OF THE INDIAN BOUNDARY LINE, OF SECTION 33, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF NORTH AVENUE AS DEDICATED, WITH THE EAST LINE OF THE WEST 850.1 FEET OF SAID QUARTER SECTION; THENCE NORTH ALONG SAID LINE
402.46 FEET, THENCE EAST AT A 11.00 FEET; THENCE SOUTH ALONG THE EAST LINE OF THE WEST 861.1 FEET AFORESAID, 402.54 FEET TO THE NORTH LINE OF NORTH AVENUE, THENCE WEST ALONG THE NORTH LINE OF NORTH AVENUE 11.00 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.


P.I.N.  Nos.
12-33-400-081
12-33-400-082